Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated
April 28, 2022

to the

Loncar Cancer Immunotherapy ETF (CNCR)

Statement of Additional Information
dated December 31, 2021

a series of ETF Series Solutions
(the “Fund”)

Effective May 2, 2022, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units created or redeemed in the transaction, is $300. The standard fixed creation transaction fee and the standard fixed redemption transaction fee for Loncar China BioPharma ETF in the Statement of Additional Information listed above remains unchanged.

Please retain this Supplement with your Statement of Additional Information for future reference.